UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 2005

                          Science Dynamics Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                       000-10690                 22-2011859
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

                          7150 N. Park Drive, Suite 500
                              Pennsauken, NJ 08109
                              --------------------
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (856) 910-1166

                                   Copies to:
                             Gregory Sichenzia, Esq.
                                            Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

      On July 14, 2005, Science Dynamics Corporation (the "Company") entered into an agreement dated July 1, 2005 terminating the Company's consulting agreement with Calabash Consultancy, Ltd ("Calabash"). Calabash is owned and controlled by Alan C. Bashforth, Secretary and a director of the Company. Notwithstanding the termination, the 6,000,000 seven-year warrants (the "Warrants") with a strike price of $0.10 per share and the 2,000,000 options (the "Options") with a strike price of $0.05 granted to Calabash under the consulting agreement will remain in effect, subject to the following amendments:
(a) the right to exercise the Warrants will commence on March 31, 2006; and (b) the right to exercise the Options will expire March 31, 2008. The Company owes Calabash $125,000 in consulting fees under the consulting agreement. The Company agreed to pay such amount upon the earlier of: (a) the Company raising $1 million in new equity; or (b) March 31, 2006. Except as described above, the Company has no further obligations to Calabash or to Mr. Bashforth.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On July 14, 2005, Alan C. Bashforth resigned as Secretary and as a director of the Company. In connection with Mr. Bashforth's resignation, the Company entered into an agreement terminating the Company's consulting agreement with Calabash, which is owned and controlled by Mr. Bashforth. The terms of the termination agreement are described under Item 1.02 above.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits.

Exhibit Number     Description
--------------------------------------------------------------------------------
10.1               Agreement terminating the Company's December 30, 2004
                   consulting agreement with Calabash Consultancy Ltd.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Science Dynamics Corporation


Date: July 18, 2005                    /s/ Paul Burgess
                                       -----------------------------------------
                                       Paul Burgess
                                       Chief Executive Officer

                                       2